Exhibit 99.1

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On July 30, 2019, Union Square 941 Property LP, Union Square 825 Property LP and Union Square Plaza Owner LP, all of which are indirect subsidiaries of CIM Commercial Trust Corporation (the “Company”), completed the previously announced sale to Network Realty Partners, LLC of the following properties located in Washington, D.C. (collectively, the “Union Square Properties”): 999 North Capitol St. NE, 899 North Capitol St. NE and 901 North Capitol St. NE.  The aggregate contract sales price was $181,000,000.

The following unaudited pro forma consolidated financial statements of the Company have been prepared to reflect the effect on the Company and its consolidated subsidiaries of the sale of the Union Square Properties as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed. The unaudited pro forma consolidated balance sheet as of March 31, 2019 is based on the balance sheet of the Company, and gives effect to the sale of the Union Square Properties as if it occurred on March 31, 2019. The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2019, and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2018, are based on the historical consolidated statements of operations of the Company, and give effect to the sale of the Union Square Properties as if it had occurred on January 1, 2018.

The unaudited pro forma consolidated financial statements presented below are based on assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma consolidated financial statements are directly attributable to the sale of the Union Square Properties, are factually supportable, and are based upon available information and assumptions that the Company considers reasonable, and have been made solely for purposes of developing such unaudited pro forma consolidated financial statements for illustrative purposes in compliance with the disclosure requirements of the Securities and Exchange Commission (the “SEC”). The unaudited pro forma consolidated financial statements do not contain adjustments for events or transactions other than those related to the sale of the Union Square Properties. Further, the unaudited pro forma consolidated financial statements are presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale of the Union Square Properties actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.

The unaudited pro forma consolidated financial statements, and the accompanying notes, should be read in conjunction with the Company’s unaudited consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, filed with the SEC on May 13, 2019, and the Company’s audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 18, 2019.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2019

(In thousands, except share and per share amounts)

	As Reported	Pro Forma
	(A)	Adjustments (B)		Pro Forma
ASSETS
Investments in real estate, net	$667,965	$(161,980)		$505,985
Cash and cash equivalents	299,429	172,990	(C)	472,419
Restricted cash	11,738	—		11,738
Loans receivable, net	72,413	—		72,413
Accounts receivable, net	5,904	(1,158)		4,746
Deferred rent receivable and charges, net	46,625	(14,746)		31,879
Other intangible assets, net	8,813	—		8,813
Other assets	15,471	(4,490)		10,981
Assets held for sale, net	58,216	—		58,216
TOTAL ASSETS	$1,186,574	$(9,384)		$1,177,190
LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY
LIABILITIES:
Debt, net	$165,550	$—		$165,550
Accounts payable and accrued expenses	13,072	(713)		12,359
Intangible liabilities, net	2,359	—		2,359
Due to related parties	9,105	(358)		8,747
Other liabilities	11,331	(551)		10,780
Liabilities associated with assets held for sale, net	41,861	—		41,861
Total liabilities	243,278	(1,622)		241,656
COMMITMENTS AND CONTINGENCIES
REDEEMABLE PREFERRED STOCK: Series A, $0.001 par value; 36,000,000 shares authorized; 1,481,243 and 1,480,043 shares issued and outstanding, respectively; liquidation preference of $25.00 per share, subject to adjustment	33,789	—		33,789
EQUITY:
Series A cumulative redeemable preferred stock, $0.001 par value; 36,000,000 shares authorized; 1,677,786 and 1,669,881 shares issued and outstanding, respectively; liquidation preference of $25.00 per share, subject to adjustment	41,541	—		41,541
Series L cumulative redeemable preferred stock, $0.001 par value; 9,000,000 shares authorized; 8,080,740 shares issued and outstanding; liquidation preference of $28.37 per share, subject to adjustment	229,251	—		229,251
Common stock, $0.001 par value; 900,000,000 shares authorized; 43,795,073 shares issued and outstanding	44	—		44
Additional paid-in capital	789,578	—		789,578
Distributions in excess of earnings	(151,570)	(7,625	)(D)	(159,195)
Total stockholders’ equity	908,844	(7,625)		901,219
Noncontrolling interests	663	(137)		526
Total equity	909,507	(7,762)		901,745
TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY	$1,186,574	$(9,384)		$1,177,190

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2019

(In thousands, except per share amounts)

	As Reported	Pro Forma
	(E)	Adjustments (F)		Pro Forma
REVENUES:
Rental and other property income	$33,581	$(6,563)		$27,018
Hotel income	9,804	—		9,804
Interest and other income	3,892	(35)		3,857
	47,277	(6,598)		40,679
EXPENSES:
Rental and other property operating	20,253	(2,867)		17,386
Asset management and other fees to related parties	5,886	(403	)(G)	5,483
Interest	4,045	—		4,045
General and administrative	1,788	(4)		1,784
Transaction costs	44	—		44
Depreciation and amortization	9,630	(2,644)		6,986
Loss on early extinguishment of debt	25,071	—		25,071
Impairment of real estate	66,200	(66,200)		—
	132,917	(72,118)		60,799
Gain on sale of real estate	377,581	—		377,581
INCOME BEFORE PROVISION FOR INCOME TAXES	291,941	65,520		357,461
Provision for income taxes	318	—		318
NET INCOME	291,623	65,520		357,143
Net loss (income) attributable to noncontrolling interests	174	(184)		(10)
NET INCOME ATTRIBUTABLE TO THE COMPANY	291,797	65,336		357,133
Redeemable preferred stock dividends declared or accumulated	(4,162)	—		(4,162)
Redeemable preferred stock redemptions	(4)	—		(4)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$287,631	$65,336		$352,967
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS PER SHARE:
Basic	$6.57			$8.06
Diluted	$6.30			$7.73
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	43,795			43,795
Diluted	45,736			45,736

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2018

(In thousands, except per share amounts)

	As Reported	Pro Forma
	(H)	Adjustments (I)		Pro Forma
REVENUES:
Rental and other property income	$147,095	$(25,721)		$121,374
Hotel income	35,672	—		35,672
Interest and other income	14,703	(444)		14,259
	197,470	(26,165)		171,305
EXPENSES:
Rental and other property operating	79,917	(10,582)		69,335
Asset management and other fees to related parties	24,451	(2,100	)(J)	22,351
Interest	27,702	—		27,702
General and administrative	9,167	(223)		8,944
Transaction costs	938	—		938
Depreciation and amortization	53,228	(10,562)		42,666
	195,403	(23,467)		171,936
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	2,067	(2,698)		(631)
Provision for income taxes	925	—		925
NET INCOME (LOSS)	1,142	(2,698)		(1,556)
Net income attributable to noncontrolling interests	(21)	(29)		(50)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	1,121	(2,727)		(1,606)
Redeemable preferred stock dividends declared or accumulated	(15,423)	—		(15,423)
Redeemable preferred stock redemptions	4	—		4
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(14,298)	$(2,727)		$(17,025)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS PER SHARE:
Basic	$(0.33)			$(0.39)
Diluted	$(0.33)			$(0.39)
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	43,792			43,792
Diluted	43,792			43,792

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

(A)       Reflects the Company’s consolidated balance sheet as of March 31, 2019, as contained in the financial statements presented in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 13, 2019.

(B)       Except as described in (C) below, represents the elimination of the assets and liabilities associated with the Union Square Properties, with the exception of property-level cash, which is assumed to be retained by the Company.

(C)       Represents net proceeds received by the Company upon sale of the Union Square Properties, which is net of changes to cash for settlement of property-level other assets and liabilities, prorations and adjustments, and transaction costs directly attributable to the sale.

(D)       Represents the excess of the net cash proceeds from the sale of the Union Square Properties over the carrying value, as of March 31, 2019, of the assets net of liabilities of the Union Square Properties. This amount has not been reflected in the pro forma consolidated statements of operations as it is considered to be nonrecurring in nature.

(E)        Reflects the consolidated results of operations of the Company for the three months ended March 31, 2019, as contained in the financial statements presented in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 13, 2019.

(F)         Represents the elimination of actual revenues and expenses associated with the Union Square Properties for the three months ended March 31, 2019, except as described in (G) below.

(G)       Represents the impact to asset management fees assuming the sale of the Union Square Properties occurred on January 1, 2018. Asset management fees are calculated as a percentage of the daily average gross fair value of investments.

(H)      Reflects the consolidated results of operations of the Company for the year ended December 31, 2018, as contained in the financial statements presented in the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2019. Certain prior period amounts have been reclassified to conform with the presentation for the three months ended March 31, 2019. With the adoption of Accounting Standards Update (“ASU”) 2016-02, Leases (Topic 842) and the election of the lessor practical expedient not to separate lease and non-lease components, $9,039,000 of expense reimbursements were reclassified as rental and other property income and $984,000 of non-lease component expense reimbursements recognized under the revenue recognition guidance were reclassified as interest and other income on the consolidated statement of operations for the year ended December 31, 2018. Under the new leasing guidance, bad debt expense associated with changes in the collectability assessment for operating leases shall be recorded as adjustments to rental and other property income rather than rental and other property operating expenses. The impact of this reclassification resulted in a $254,000 reclassification from rental and other property expenses to rental and other property income on the consolidated statement of operations for the year ended December 31, 2018.

(I)           Represents the elimination of actual revenues and expenses associated with the Union Square Properties for the year ended December 31, 2018, except as described in (J) below.

(J)           Represents the impact to asset management fees assuming the sale of the Union Square Properties occurred on January 1, 2018. Asset management fees are calculated as a percentage of the daily average gross fair value of investments.